SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4863 Shawline Street, San Diego, California 92111

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 23, 2024, the Compensation Committee of the Board of Directors of the Company unanimously approved a change to the compensation payable to Michael Mo, the Chief Executive Officer (“CEO”). Consistent with the Company’s continued efforts to reduce its cash consumption, the CEO has voluntarily agreed to a reduction in the cash component of his annual compensation by approximately 33% or $112,345. In lieu of the reduced cash compensation, the CEO will receive restricted stock units of the Company for 286,230 shares of common stock that will vest after one year.

This adjustment will aid the Company’s efforts in reducing itscash consumption, where such cash can be redirected towards other critical business needs and strategic initiatives. This step also aligns the CEO compensation more closely with the performance of the Company and the interest of its stockholders.

Item 7.01	Regulation FD Disclosure

The Company issued a press release on May 23, 2024, announcing the reduction in the cash salary of the CEO. A copy of this press release is furnished as Exhibit 99.1.

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.” The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: May 23, 2024	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer